Exhibit 10.2

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT, (this “Agreement”), made as of June 29, 2018 (the “Effective Date”), by and among IPIC-GOLD CLASS ENTERTAINMENT LLC, a Delaware limited liability company (the “Borrower”), IPIC GOLD CLASS HOLDINGS LLC, a Delaware limited liability company (“Holdings”), IPIC TEXAS, LLC, a Texas limited liability company (“IPIC Texas”), IPIC MEDIA, LLC, a Florida limited liability company (“IPIC Media”), DELRAY BEACH HOLDINGS, LLC, a Florida limited liability company (“DB Holdings”), BAY COLONY REALTY, LLC, a Florida limited liability company (“Bay Colony”, together with Borrower, Holdings, IPIC Texas, IPIC Media and DB Holdings, collectively, the “Borrower Parties”) and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 16-25-1 et. seq., Code of Alabama (1975), as amended (the “TRS”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, a body corporate of the State of Alabama created under Section 36-27-1 et. seq., Code of Alabama (1975), as amended (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”).

RECITALS:

A. Borrower Parties and Lenders are party to that certain Second Amended and Restated Master Loan and Security Agreement dated February 1, 2018, as amended by Modification Agreement dated June 22, 2018 (as previously or hereafter amended, the “Loan Agreement”), pursuant to which, Lenders have agreed to extend to Borrower a non-revolving credit facility in an aggregate principal amount not to exceed $225,828,169.12 (the “Loan”) for the purpose of financing the costs of leasing, constructing, furnishing, equipping, establishing and operating upscale cinema projects to be located at sites in the United States of America in accordance with the terms of the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement.

B. The Borrower Parties have requested that proceeds of the Loan be made available for Working Capital Expenses (as hereafter defined), and, as a condition precedent to allowing proceeds of the Loan to be used for Working Capital Expenses, Lenders require that the Loan Agreement be modified on the terms and conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the parties hereto agree as follows:

1. Recitals. The Recitals herein are true and correct.

2. Tranche 3 Committed Amount Remaining Availability. Borrower Parties acknowledge and agree that as of June 27, 2018, $120,774,812.30 of the Tranche 3 Committed Amount has been Advanced, leaving $65,225,187.70 available for Advance subject to the terms and conditions of the Loan Agreement, as modified hereby.

3. Amendments to Loan Agreement.

(a) Definitions.

(i)	The definition of “Required Borrower’s Funds” is hereby deleted in its entirety.

(ii)	The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“Delray Project” means the Project located in the development located at 59-61 SE 4th Avenue, Delray Beach, Florida.

“Irvine Project” means the Project located at 2983 & 2981-E Michelson Drive, Irvine, California.

“Mizner Park Project” mean the renovations to the existing, operating Project located at 400 N. Federal Hwy., Boca Raton, Florida 33432.

“Remaining Construction Projects” means, collectively, the following Projects: the Renovation Projects, the Mizner Park Project, the Delray Project and the Irvine Project.

“Working Capital Advance Request” shall have the meaning assigned to such term in Section 4.1(o) hereof.

“Working Capital Expenses” means Borrower’s expenses related to day-to-day operations of Borrower, including, without limitation, rent, payroll, inventory purchases, operational costs, annual routine and customary maintenance costs for each Project in an aggregate amount of up to $50,000 (any maintenance costs for any Project in excess of such threshold must be approved in writing by Agent Lender in its sole and absolute discretion), interest expense and construction costs associated with the Remaining Construction Projects. Notwithstanding the foregoing, Working Capital Expenses do not include (i) any bonuses to employees of Parent, Borrower or any Borrower Subsidiary or (ii) construction costs associated with any Project that is not a Remaining Construction Project.

(b) Repayment of Loan. Section 2.4(b)(3)(ii) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(ii) With respect to the Tranche 3 Committed Amount, being that portion of the outstanding principal balance of the Loan to be Advanced to Borrower in connection with a Remaining Construction Project or other Working Capital Expenses, interest shall be payable on Advances of such Tranche 3 Committed Amount on a Project Tranche by Project Tranche basis as follows: (A) with respect to an Advance for any Remaining Construction Project, on the first Scheduled Interest Payment Date following the earlier to occur of (1) the date which is six (6) months following the opening or re-opening of a Remaining Construction Project, as applicable, or (2) the date which is twenty-one (21) months following the initial Advance of the Project Tranche designated for such Remaining Construction Project, as applicable, and on each Scheduled Interest Payment Date thereafter through and including the Scheduled Interest Payment Date immediately preceding the Maturity Date, all accrued but unpaid interest on the outstanding principal balance of all Advances of the Project Tranche designated for such Remaining construction Project shall be due and payable; and (B) with respect to any Advance for Working Capital Expenses which is not used to construct a Remaining Construction Project, the first Scheduled Interest Payment Date following such Advance for Working Capital Expenses, and on each Scheduled Interest Payment Date thereafter through and including the Scheduled Interest Payment Date immediately preceding the Maturity Date, all accrued but unpaid interest on the outstanding principal balance of all Advances of such Working Capital Expenses shall be due and payable.

(c) Advances for Project Costs and Working Capital Expenses. Section 3.2(a) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(a) Working Capital Expenses. The parties hereto acknowledge and agree that the remaining proceeds from the Loan not yet Advanced are to be used for Working Capital Expenses.

(d) Project Development Budget Review and Revision. Sections 3.3(b) and (c) of the Loan Agreement are hereby deleted in its entirety and the following inserted in lieu thereof:

(b) Other than the Remaining Construction Projects, proceeds from the Loan shall not be available for the construction of any proposed Project without the express written consent of Agent Lender, which consent may be withheld in Agent Lender’s sole and absolute discretion. Subject to the terms and conditions of this Agreement, the total amount of Loan proceeds required by the Project Development Budget of each Remaining Construction Project may not exceed the lesser of (i) the Available Committed Amount or (ii) one hundred percent (100%) of the total costs to develop such Remaining Construction Project and do all things necessary for the opening or re-opening, as applicable, of such Remaining Construction Project, as set forth in the Project Development Budget for such Remaining Construction Project.

(c) Once a Project Development Budget for a Remaining Construction Project is approved by Agent Lender, an amount equal to one hundred percent (100%) of the total remaining costs to develop such Remaining Construction Project as shown on such Project Development Budget shall constitute the “Project Tranche” applicable thereto. The parties anticipate that changes to Project Development Budgets may be desired by Borrower in the course of developing the Remaining Construction Projects through reallocations among line items, cost-savings or cost overruns. Such changes to Project Development Budgets may be made by Borrower with prior notice to Agent Lender, but without Agent Lender approval or consent as provided in Section 4.1(f) hereof. Notwithstanding the foregoing, any changes to the amount of a Project Tranche (either increases or decreases) shall be subject to Agent Lender’s prior written consent, which consent shall not be unreasonably withheld as long as such changes will not result in a negative Remaining Construction Project Reserve and Agent Lender reasonably believes the new proposed Project Tranche for the Project remains sufficient to permit the completion of the Project without creating a negative Remaining Construction Project Reserve. In the event the Agent Lender consents to any modification to a Project Tranche amount, the Remaining Construction Project Reserve will be adjusted upward or downward accordingly; provided, at no time shall the Remaining Construction Project Reserve exceed the Available Committed Amount (calculation of the Available Committed Amount shall not include the Interest Reserve). To the extent that Project Development Budget changes by Borrower result in increased Project costs for which there is no Available Committed Amount sufficient to permit such an increase in the Project Tranche, Borrower shall be responsible for paying the full amount of such Deficiency from Borrower’s own funds, as hereinafter provided. To the extent an approved modification to an existing Project Tranche amount results in an increase to the Remaining Construction Project Reserve with respect to Advances for a Remaining Construction Project, the amount of such increase shall then be available for other Remaining Construction Projects, subject, however, to appropriate and acceptable adjustments to the Project Development Budgets for such other Remaining Construction Projects.

(e) Tranche 3 Committed Amounts. Section 4.1(b) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(b) Tranche 3 Committed Amounts. With respect to Advances of the remaining Tranche 3 Committed Amount (other than in respect of the Village Note Payoff Advance (which has been fully Advanced as of the date hereof and no further Advances are available related thereto) and the Operating Expense Advance (which has been fully Advanced as of the date hereof and no further Advances are available related thereto)), and subject to the Interest Reserve and Remaining Construction Project Reserve requirements set forth in this Agreement, upon the Agent Lender’s receipt and approval, as and to the extent required by this Agreement, of (i) Project Specific Due Diligence for a Remaining Construction Project (including, without limitation, the Project Development Budget for such Projects) or (ii) a Working Capital Advance Request, the Lenders agree, on the terms and conditions and relying on the representations set forth herein, to lend to the Borrower an amount not to exceed:

(1) as to each Remaining Construction Project, an amount equal to the Project Tranche for such Project calculated pursuant to Section 3.3(c) above; and

(2) as to Working Capital Expenses in the aggregate, the Tranche 3 Committed Amount less any Tranche 3 Committed Amount previously advanced for any Existing Project, Planned Project, Future Project, the Village Note Payoff Advance, the Operating Expense Advance, any Remaining Construction Project, or any other Working Capital Expenses.

(f) Remaining Construction Project Advance Requests. Section 4.1(c) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(c) Subject to compliance by Holdings, the Borrower and each Borrower Subsidiary with all of the provisions of this Agreement and so long as no Default or Event of Default then exists, Loan proceeds applicable to each Remaining Construction Project shall be disbursed by the Lenders making Advances in accordance with the following procedures:

(1) Not less than five (5) Business Days before the date on which the Borrower desires an Advance for a Remaining Construction Project, the Borrower shall submit to the Agent Lender a request for an Advance in the form attached hereto as Exhibit H. A separate Advance request must be completed for each Project for which an Advance is requested. While Advances may be made simultaneously to finance costs of more than one Project, Advances shall be made not more than once each calendar month, and the Borrower hereby acknowledges and agrees that it must coordinate requests for multiple Projects such that the Lenders are not required to Advance more than once per month. Notwithstanding anything to the contrary herein provided, no Advances shall be made during the last five (5) Business Days in September of any year. Each request for an Advance shall identify the Remaining Construction Project for which such Advance is made with specificity, must be signed by an Authorized Representative, must be submitted in compliance with the provisions of Section 9.7 herein (with an e-mail transmission notification to each of hunter.harrell@rsa-al.gov, rachel.daniels@rsa-al.gov, and steve.timms@rsa-al.gov (or such other e-mail addresses provided to Borrower by the Agent Lender) as to the incoming Advance request), and must be accompanied by the following:

(i) a copy of the Project Development Budget for such Project, together with a cost breakdown by line item showing the cost of Improvements and any budgeted soft costs spent to the date of the requisition and showing the percentage of completion, certified by the Borrower as correct;

(ii) AIA Documents G702 and G703 and conditional lien waivers from the General Contractor and any Major Subcontractor (as hereinafter defined) and invoices supporting all nonconstruction costs. As used herein “Major Subcontractor” means any subcontractor or supplier of materials entering into contracts for services and/or supply of materials for the Project in an amount greater than $50,000;

(iii) unless not available in a Project jurisdiction or otherwise waived by Agent Lender for a Project, an endorsement to the Title Policy which brings the effective date of the Title Policy insuring the Mortgage forward to the date of such Advance, which shows no unapproved title exceptions, which evidences to the Lenders’ satisfaction that there has been no change in the status of the title to the Property or the Borrower’s interest therein or creation of any new encumbrances thereon, or occurrence of any event that could in Lenders’ opinion impair the priority of the Lien of the Mortgage as of the time of each advance, and which increases the amount of title insurance thereunder, and otherwise is in form and content acceptable to the Lenders;

(iv) Intentionally Deleted;

(v) a certificate of Borrower, Holdings and Borrower Subsidiaries to the effect that (1) the representations and warranties made by the Borrower, Holdings and Borrower Subsidiaries in this Agreement and all other Loan Documents are true and correct on and as of the date of the making of such request for an Advance with the same force and effect as if made on and as of such date, (2) no Default or Event of Default has occurred and is continuing, (3) all completed construction is substantially in accordance with the Plans and Specifications for such Project, (4) all construction and nonconstruction costs for the payment of which the Lenders have previously made Advances (including Advances for the Project made the basis of the request and all prior Advances for any other Project) have in fact been paid (except to the extent reasonable reserves have been established with respect to amounts due or to become due), (5) as of the date of such Advance, to its knowledge, none of Holdings, Borrower or any Borrower Subsidiaries has any defenses, equities or setoffs with respect to the Loan Obligations, (6) that the Project Development Budgets (as the same may have been amended to the extent permitted herein and including any amendments thereto of which Borrower is then providing the required notice to Agent Lender) for all other Remaining Construction Projects remain true, accurate and complete in all material respects and include all costs required to develop and open the Projects to which they pertain; and (7) including such other certifications, representations and warranties as Agent Lender may reasonably request; and

(vi) such other items related to (i), (ii) and (iii) above as may be reasonably required by the Agent Lender in connection with any such request for an Advance.

(g) Advance Limitations. Section 4.1(h) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(h) The Lenders reserve the right to limit the total amount advanced for any Remaining Construction Project at any time to an amount which, when deducted from the Project Tranche designated and supported by the related Project Development Budget, leaves a balance equal to one hundred percent (100%) of the sum of the cost of completion of all Improvements for such Project plus remaining nonconstruction expenses for such Project necessary for completion, as reasonably determined by the Agent Lender from time to time.

(h) Working Capital Advance Requests. The following is hereby added as Section 4.1(o) to the Loan Agreement:

(o) Subject to compliance by Holdings, the Borrower and each Borrower Subsidiary with all of the provisions of this Agreement and so long as no Default or Event of Default then exists, Loan proceeds applicable for Working Capital Expenses (other than Working Capital Expenses related to Remaining Construction Projects, which shall be subject to the provisions of Section 4.1(c)) shall be disbursed by the Lenders making Advances in accordance with the following procedures:

(1) Not less than five (5) Business Days before the date on which the Borrower desires an Advance for applicable Working Capital Expenses, the Borrower shall submit to the Agent Lender a request (each, a “Working Capital Advance Request”) for an Advance in the form attached hereto as Exhibit R. A separate Advance request must be completed for all Working Capital Expenses for which an Advance is requested. Advances for Working Capital Expenses shall be made not more than once each calendar month, and the Borrower hereby acknowledges and agrees that it must coordinate requests for Remaining Construction Projects such that the Lenders are not required to Advance more than once per month. Notwithstanding anything to the contrary herein provided, no Advances shall be made during the last five (5) Business Days in September of any year. Each request for an Advance must be signed by an Authorized Representative, must be submitted in compliance with the provisions of Section 9.7 herein (with an e-mail transmission notification to each of hunter.harrell@rsa-al.gov and rachel.daniels@rsa-al.gov (or such other e-mail addresses provided to Borrower by the Agent Lender) as to the incoming Advance request)), and must be accompanied by the following:

(i) a certificate of Borrower, Holdings and Borrower Subsidiaries to the effect that (1) the representations and warranties made by the Borrower, Holdings and Borrower Subsidiaries in this Agreement and all other Loan Documents are true and correct on and as of the date of the making of such request for an Advance with the same force and effect as if made on and as of such date, (2) no Default or Event of Default has occurred and is continuing, (3) all construction and nonconstruction costs for the payment of which the Lenders have previously made Advances (including Advances for Working Capital Expenses, Remaining Construction Projects and all prior Advances for any other Project, Working Capital Expenses or Remaining Construction Projects) have in fact been paid (except to the extent reasonable reserves have been established with respect to amounts due or to become due), (4) as of the date of such Advance, to its knowledge, none of Holdings, Borrower or any Borrower Subsidiaries has any defenses, equities or setoffs with respect to the Loan Obligations; and (5) including such other certifications, representations and warranties as Agent Lender may reasonably request; and

(ii) if requested by Agent Lender, evidence, as reasonably required by Lender, of the Working Capital Expenses for which any subject Advance is being requested.

(i) Working Capital Expense Request Form. The Working Capital Expense Request Form attached as Schedule 1 hereto, is hereby added as Exhibit R to the Loan Agreement and made a part thereof.

(j) Direct Advances. Section 4.2 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

4.2 Direct Advances. After the occurrence of an Event of Default, the Lenders may from time to time make Advances for any other Working Capital Expenses, regardless of whether the Borrower has submitted a requisition therefor. Such Advances may be made directly to parties to whom such amounts are due or to the Lenders to reimburse the Lenders for sums due to them. All such Advances to parties other than the Borrower shall be deemed Advances to the Borrower hereunder and shall be secured by the Collateral to the same extent as if they were made directly to the Borrower.

(k) Required Borrower Funds. Section 4.4 of the Loan Agreement is hereby deleted in its entirety.

(l) Lessor Contributions. Section 4.5(e) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

(e) Borrower may elect during the Commitment Period and so long as no Default or Event of Default then exists to apply any Lessor Contributions toward the payment of Total Approved Project Costs To Date (as defined in Section 4.1(m)(1) herein). Notwithstanding that such use of Lessor Contributions may be applied in lieu of Advances of the Loan to pay Total Approved Project Costs To Date, nothing herein shall be deemed to limit or modify the Borrower’s obligation to the Lenders to comply with all obligations to provide Project Specific Due Diligence for the Project to be financed with such Lessor Contributions as set forth in Section 3.2(d), including but not limited to confirmation that the Lenders’ lien on and security interest in such Project and related Collateral has attached and is perfected on a first priority basis.

(m) Interest Reserve. The following is hereby added as Section 4.6 of the Loan Agreement and made a part thereof:

4.6 Interest Reserve. The Tranche 3 Committed Amount will include an interest reserve in the amount of $11,356,647.89, which, subject to the terms of this Agreement, shall be reserved solely for the payment of interest under the Loan as it becomes due (the “Interest Reserve”). The Interest Reserve will not be included in the computation of the undisbursed portion of the Tranche 3 Committed Amount.

(n) Remaining Construction Project Reserve. The following is hereby added as Section 4.7 of the Loan Agreement and made a part thereof:

4.7 Remaining Construction Project Reserve. The Tranche 3 Committed Amount will include a construction reserve in an amount being (collectively, the “Remaining Construction Project Reserve”): (i) the aggregate of the Project Development Budgets for the Remaining Construction Projects plus (ii) a contingency reserve equal to ten percent (10%) of the aggregate of the Project Development Budgets for the Remaining Construction Projects (excluding the Project Development Budgets for the Pasadena Renovation Project and the Renovation Project to the Existing Scottsdale Project) (the “Contingency Reserve”) plus any sums not identified in any Project Development Budget for such Remaining Construction Projects (as the same may be amended as permitted herein) but which are reasonably identified by the Agent Lender as amounts required to complete the development of any Remaining Construction Projects (i.e., any “overrun” amounts). Funds in the Remaining Construction Project Reserve shall be used for Advances related solely to the construction of the Remaining Construction Projects in accordance with the approved Project Development Budgets therefor, and shall not be available for Advances for Working Capital Expenses that are not related to the construction of such Remaining Construction Projects. So long as the cost of any Remaining Construction Project has not exceeded the aggregate of the Project Development Budget for such Remaining Construction Project plus the Contingency Reserve allocated thereto, as determined by Agent Lender in its discretion, and no other Default or Event of Default has occurred or is occurring, funds in the Contingency Reserve shall be available for release from the Contingency Reserve upon satisfaction of the following conditions: (A) upon completion of a Renovation Project (other than the Pasadena Renovation Project and the Renovation Project to the Existing Scottsdale Project) and receipt by Agent Lender of a certificate for such Renovation Project in accordance with Section 6.23 of this Agreement, to the extent there are any funds remaining in the Contingency Reserve allocable to such Renovation Project, such funds shall be made available for Advances for any Working Capital Expenses so long as Borrower is in compliance with all other terms and conditions of this Agreement; and (B) upon completion of all other Remaining Construction Projects and receipt by Lender of a certificate for each one of such Remaining Construction Projects in accordance with Section 6.23 of this Agreement, to the extent there are any funds remaining in the Contingency Reserve, such funds, together with any other funds remaining in the Remaining Construction Project Reserve shall be made available for Advances for any Working Capital Expenses so long as Borrower is in compliance with all other terms and conditions of this Agreement.

(o) Remaining Construction Projects Budgets. For purposes of calculating the aggregate of the Project Development Budges for the Remaining Construction Projects as set forth in Section 4.7 of the Loan Agreement, such aggregate amount shall be calculated by Agent Lender, in its sole and absolute discretion, based upon the Project Development Budges for the Remaining Construction Projects attached as Schedule 3 hereto and made a part hereof.

(p) Construction of Improvements. Section 6.23 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

Construct Improvements and Complete the Projects. Commence construction, reconfiguration and/or renovation, as applicable, of each of the Remaining Construction Projects within sixty (60) days following the initial Advance of the corresponding Project Tranche, but in any event to commence construction of each of such Projects no later than the expiration of the Commitment Period; cause each set of Improvements to be constructed substantially in accordance with the Plans and Specifications therefor, and in compliance with all applicable restrictive covenants, zoning ordinances, setback requirements, building codes and governmental regulations, and so as not to encroach upon or overhang into any easement or right-of-way; cause such construction to proceed continuously and permit no cessation of work; and complete each of such Projects and obtain all required Permits and a certificate of occupancy or other final governmental approval of such Improvements for their intended use on or before the Scheduled Completion Date therefor, time being of the essence.

The completion of each of the Remaining Construction Projects and the payment of all costs and expenses incidental thereto shall be evidenced by the Borrower’s delivery, within ninety (90) days of the Scheduled Completion Date for each applicable Project, to the Agent Lender of a certificate signed by the Borrower stating that:

(1) the acquisition, construction, installation and equipping of such Project has been completed in all material respects substantially in accordance with the Plans and Specifications;

(2) the Borrower shall have received and made all Permits, approvals, consents, licenses (including environmental permits) and authorizations of, and registrations, filings and recordings with, and declarations to, and other actions by governmental authorities, the lack of which if not issued, granted or otherwise in existence, would materially impair commencement of operation of the Project;

(3) all amounts due for labor, materials, supplies and other costs incurred in connection with the acquisition, construction, installation and equipping of the Project have been paid except for amounts which the Borrower is entitled to retain pursuant to its respective purchase orders or for amounts being disputed by the Borrower in good faith as being due and payable, which amounts shall be set forth in the certificate and held in the disbursement account established for such Project until payment is due.

(q) Use of Proceeds. Section 6.24 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

6.24 Use of Proceeds. Use the Advances under the Loan (if applicable) (other than (i) the Village Note Payoff Advance, which shall be used for the purposes described in Section 2.10 and (ii) the Operating Expense Advance, which was used solely for the purposes set forth in the Fourth Modification) solely and exclusively for Working Capital Expenses. The Borrower shall not commingle any of the Advances or any of the funds of the Borrower which are to be invested in the Remaining Construction Projects or used for other Working Capital Expenses with the funds of any other entity or Person or use any of the Advances for any uses except as permitted by this Agreement. The Lenders reserve the right, at any time, to require satisfactory proof as to the disposition made of any of the proceeds of the Loan. Nothing contained herein, however, shall be construed to require the Lenders to follow the disposition, or to monitor the proper application; of any funds advanced by the Lenders. Borrower shall also use Excess Cash Flow and Lessor Contributions only for such purposes as permitted herein. Other than the Remaining Construction Projects, no proceeds of the Loan shall be available for Advances on any construction of any other Projects without Agent Lender’s express written consent, which consent may be withheld in Agent Lender’s sole and absolute discretion.

(r) Advance Date Certification Form. Exhibit H of the Loan Agreement is hereby deleted in its entirety and the Advance Request Form attached as Schedule 2 to this Agreement is hereby inserted in lieu thereof.

(s) Limited Waiver of EBITDA Requirement. Lenders acknowledge and agree that with respect to Advances for Working Capital Expenses, so long as (i) no Material Adverse Effect occurs prior to any Advance for any Working Capital Expenses, and (ii) no Default or Event of Default occurs prior to any Advance for any Working Capital Expenses, the EBITDA Requirement set forth in Section 6.30 of the Loan Agreement shall be waived (the “Limited EBITDA Waiver”). Borrower acknowledges and agrees that the Limited EBITDA Waiver is a limited waiver and, unless otherwise agreed by Lenders in writing, hereafter, any Advance of the Tranche 3 Committed Amount that is for construction of a Project that is not a Remaining Construction Project, will be subject to the EBITDA Requirement. Borrower acknowledges and agrees that the Limited EBITDA Waiver shall not apply to, or in any way modify or otherwise affect, the method of calculation of Net Income in conjunction with any other terms and conditions set forth in the Loan Agreement, including, without limitation, the determination of Excess Cash Flow thereunder.

4. Release of Lenders. For and in consideration of Lenders’ agreement to enter into and execute this Agreement, and without any contingency, precondition, or condition subsequent, each of the Borrower Parties, for himself/herself/itself and his/her/its heirs, executors, trustees, successors and assigns, does hereby fully and forever release, relinquish, discharge, settle and compromise any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, disclosed or hidden, in law or in equity, which he/she/it had or will have against Lenders, and/or any of Lenders’ affiliates, agents, representatives, officers, employees or contractors on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the date hereof, including, without limitation, any claims relating to the Note, the Loan Agreement, the Mortgages or any other Loan Documents, any act or event relating to Lenders’ (or its designees’) possession or use of any collateral securing the Note at any time, the indebtedness evidenced by the Note, any act or event relating to the Lenders’ administration of the Loan Agreement, the Note or any other Loan Documents.

5. Authorization. Borrower Parties represent and warrant to Lenders that each of them has full power and authority to enter into this Agreement; that the execution and delivery of this Agreement have been authorized by all requisite action; and that this Agreement constitutes the valid and legally binding obligation of Borrower Parties enforceable in accordance with its terms. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the indebtedness represented thereby and by the Note shall continue in full force and effect.

6. Ratification. Except as herein amended, the Loan Agreement is hereby ratified and affirmed. Execution of this Agreement shall not alter or diminish any rights of Lenders or obligations of Borrower Parties under any other note, instrument, or obligation secured by or entitled to the benefits of the Loan Agreement or the Note, including, without limitation, any of the other Loan Documents.

7. No Offsets or Defenses. Borrower Parties confirm that they have no offsets or defenses with respect to their obligations pursuant to the Loan Agreement and Note or any of the other Loan Documents.

8. Events of Default. Borrower Parties represent and warrant that, as of the Effective Date, there are no Events of Default under the Loan Agreement, Note or any of the other Loan Documents.

9. No Novation or Modification of Loan Documents, etc. Borrower Parties acknowledge and agree that (a) this Agreement is not intended to be, and shall not be deemed or construed to be, a novation; (b) except as expressly provided in this Agreement or any other written agreements with respect to the Loan Documents, no other modifications, amendments, or waivers of other Loan Documents are implied or intended; and (c) Lender reserves all available rights and remedies, at law, in equity and under any the Loan Documents.

10. Expenses. Borrower Parties agree to pay to Lenders all expenses, including Lenders’ attorney’s fees, incurred by Lenders in connection with the negotiation and preparation of this Agreement.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall constitute an original, but all such counterparts together shall be deemed to be one and the same instrument.

12. Severability; Complete Agreement. If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. The Loan Agreement and the Note, together with the other Loan Documents, as amended, constitute the full and complete agreement of the Borrower Partiers and Lenders with respect to the indebtedness evidenced by the Note and Loan Agreement.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

14. Waiver of Jury Trial. THE BORROWER PARTIES AND LENDERS HEREBY WAIVE ANY RIGHT THAT ANY OF THEM MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE LENDERS AND ANY BORROWER PARTY WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE BORROWER PARTIES AND LENDERS AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWER PARTIES AND LENDERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF THE PARTIES TO ENTER INTO THIS AGREEMENT, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE BORROWER PARTIES AND THE LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the year and date first above written.

BORROWER PARTIES:

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS ENTERTAINMENT, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

IPIC GOLD CLASS HOLDINGS LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS HOLDINGS LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

IPIC-GOLD CLASS TEXAS, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC-GOLD CLASS TEXAS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

IPIC MEDIA, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of IPIC MEDIA, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

DELRAY BEACH HOLDINGS, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of DELRAY BEACH HOLDINGS, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

BAY COLONY REALTY, LLC

By:	/s/ Hamid Hashemi
Print Name: Hamid Hashemi
Title: Managing Member

STATE OF FLORIDA

COUNTY OF PALM BEACH

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that HAMID HASHEMI, whose name as Managing Member of BAY COLONY REALTY, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company, on the day the same bears date.

Given under my hand and seal this 29th day of June, 2018.

/s/ Roberta L. Ryncarz
Notary Public
My commission expires: April 1, 2020

LENDERS:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ David G. Bronner
Print Name: David G. Bronner
Title: CEO

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that David G. Bronner, whose name as CEO of the Teachers’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 29th day of June, 2018.

/s/ Sandra C. Bigger
Notary Public
My commission expires: July 1, 2018

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:	/s/ David G. Bronner
Print Name: David G. Bronner
Title: CEO

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that David G. Bronner, whose name as CEO of the Employees’ Retirement System of Alabama is signed to the foregoing Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of the Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said body corporate of the State of Alabama acting in its capacity as aforesaid.

Given under my hand and official seal this 29th day of June, 2018.

/s/ Sandra C. Bigger
Notary Public
My commission expires: July 1, 2018

Schedule 1

Working Capital Advance Request Form (non-Remaining Construction Project Advances)

Complete Advance Request will include the following certification by Borrower.

Date:

To:	THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

135 South Union Street

Montgomery, Alabama 36130-4104

Attention: Private Placement Dept.

Pursuant to that certain Second Amended and Restated Master Loan and Security Agreement dated as of February 1, 2018, as amended by Modification Agreement dated June ____, 2018, as amended by Second Modification Agreement dated June ___, 2018 (as amended from time to time, the “Loan Agreement”) among IPIC-GOLD CLASS ENTERTAINMENT, LLC (the “Borrower”), IPIC GOLD CLASS HOLDING LLC, a Delaware limited liability company (“Holdings”), the Borrower Subsidiaries party thereto and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA (the “TRS” or “Agent Lender”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”), Borrower submits this Working Capital Advance Request pursuant to Section 4.1(o) of the Loan Agreement (this “Request for Advance”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

1. The total amount of this Working Capital Advance Request is $__________________, which Advance should be paid into the following account:

Account Name: Ipic Gold Class Entertainment LLC

433 Plaza Real, Suite 335

Boca Raton, FL 33432

Master/Depository Account

Bank Name: [____________]

Routing Transit Number: [____________]

Account Number: [____________]

2. Upon making the above requested Advance for Working Capital Expenses, the total Advances (inclusive of the requested Advance) by Lenders of the Loan to date are:

(a) Working Capital Expense Advances (non-Remaining Construction Project Advances: $____________

(b) Working Capital Expense Advances (Remaining Construction Project Advances: $__________

(c) Other Project Advances: $_____________

(d) Operating Expense Advances: $4,000,000

(e) Village Note Payoff Advance: $18,000,000

3. The undersigned represents and warrants to Lenders that the undersigned or other appropriate representations of Borrower have reviewed the provisions of the Loan Agreement and that a review of the activities of Borrower during the period from the date of the last Request for Advance through the date of this Request for Advance has been made by or under the supervision of the undersigned or other appropriate representations of Borrower with a view to determining whether Borrower has kept, observed, performed and fulfilled all of its obligations under the Loan Agreement. Borrower hereby represents and warrants to Lenders, knowing that Lenders will rely on such representations and warranties as a condition to making any Advance requested hereby that:

(a) The representations and warranties made by the Borrower in the Loan Agreement and all other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof;

(b) No Default or Event of Default has occurred and/or is continuing;

(c) As of the date of such Advance, the Borrower has no defenses, equities or setoffs with respect to the Loan Obligations;

4. Borrower certifies that all information set forth in this Request for Advance is true, complete, and accurate.

[Remainder of Page Intentionally Left Blank]

Certified as true and correct and executed this ______ day of __________________, 20___ by an Authorized Representative of Borrower.

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:
Print Name:
Its:

Schedule 2

Remaining Construction Project Advance Request Form

Complete Advance Request will include the following certification by Borrower with noted attachments and the attached Advance Request spreadsheets.

Date:

IGCE Project Reference/Location:

To:	THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

135 South Union Street

Montgomery, Alabama 36130-4104

Attention: Private Placement Dept.

Pursuant to that certain Second Amended and Restated Master Loan and Security Agreement dated as of February 1, 2018, as amended by Modification Agreement dated June ____, 2018, as amended by Second Modification Agreement dated June ___, 2018 (as amended from time to time, the “Loan Agreement”) among IPIC-GOLD CLASS ENTERTAINMENT, LLC (the “Borrower”), IPIC GOLD CLASS HOLDING LLC, a Delaware limited liability company (“Holdings”), the Borrower Subsidiaries party thereto and THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA (the “TRS” or “Agent Lender”), and THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA (the “ERS”) (the TRS and the ERS are sometimes herein referred to individually as a “Lender” and collectively as the “Lenders”), Borrower submits this Request for Advance pursuant to Section 4.1(b) of the Loan Agreement (this “Request for Advance”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

5. This Request for Advance requests an Advance of the Loan under the Loan Agreement to fund development costs set forth in the Project Development Budget for the Project identified above for which a Project Tranche of $__________ has been allocated pursuant to Section 3.3(c) of the Loan Agreement.

6. Attached hereto as Schedule 1 is the Advance request calculation (the “Advance Request Calculation”) supporting this Request for Advance, the line items of which correlate with the applicable Project Development Budget that has been approved by the Agent Lender for the Project. Such Advance Request Calculation includes a breakdown by line item of amounts requested herein in addition to a breakdown of the total Loan amounts previously advanced for the Project to date (the “Prior Advances”). Said Project Development Budget continues to reflect accurate costs to complete and open or re-open, as applicable, the Project. Attached as Schedule 2 is Borrower’s Project cost summary to date, which further supports the calculations set forth in the Advance Request Calculation.

7. The total Advances for the Project being requested by this Request for Advance is $_________, which Advances should be paid into the following account:

Account Name: Ipic Gold Class Entertainment LLC

433 Plaza Real, Suite 335

Boca Raton, FL 33432

Master/Depository Account

Bank Name: [____________]

Routing Transit Number: [____________]

Account Number: [____________]

Upon making the above requested Advances, the total Advances (inclusive of the requested Advances) to date are:

(a) Working Capital Expense Advances (non-Remaining Construction Project Advances: $____________

(b) Working Capital Expense Advances (Remaining Construction Project Advances: $__________

(c) Other Project Advances: $_____________

(d) Operating Expense Advances: $4,000,000

(e) Village Note Payoff Advance: $18,000,000

8. Contemporaneously herewith, in addition to the Project Development Budget, Borrower is submitting or has submitted all information required by Article IV of the Loan Agreement for Advances as indicated below or, if not submitted, Borrower has indicated the status thereof below:

______	(a)	AIA Documents G702 and G703.

______	(b)	Conditional Lien Waiver from the General Contractor.

______	(c)	Conditional Lien Waivers from all Major Subcontractors.

______	(d)	Title Policy endorsement.

______	(f)	Advance Request Calculation as Schedule 1 (as noted above).

______	(g)	Project cost summary to date as Schedule 2 (as noted above).

______	(h)	Any other items reasonably requested by Agent Lender to date in connection with this Advance or Prior Advances for the Project.

9. After the amounts requested herein are advanced by Lenders, the total amounts expended for the Project will be as follows:

(a) Total Approved Project Costs to Date for THIS PROJECT pursuant to Section 4.1(m)(1) of the Loan Agreement: $___________.

(b) Total Amounts expended to date for THIS PROJECT:

Advances of Loan Proceeds	$
Excess Cash Flow	$

TOTAL:	$

10. After the amounts requested herein plus any other amounts for other Projects for which Advances are being simultaneously requested are advanced by Lenders, the total amounts expended for all Projects and Working Capital Expenses will be as follows:

(a) Total Approved Project Costs to Date for ALL PROJECTS AND WORKING CAPITAL EXPENSES: $___________

(b) Total Amounts expended to date for ALL PROJECTS AND OTHER WORKING CAPITAL EXPENSES:

Required Borrower Funds	$
Advances of Loan Proceeds	$
Excess Cash Flow	$

TOTAL:	$

11. As of the date hereof, the Disbursement Account (as more particularly provided in Section 4.3) has _____ or has not _______ (check one) been established. If the same has been established:

(a) The Disbursement Account is maintained at __________________________, and the Disbursement Account number is ________________________.

(b) The account control agreement required by Section 4.3 of the Loan Agreement has been obtained and provided to Agent Lender and is dated ____________________.

12. As of the date hereof, the Excess Cash Flow Account, the Lessor Contribution Account and the Operating Accounts (as more particularly provided in Sections 4.5 (b), (c) and(d)) have _____ or have not _______ (check one) been established. If the same has been established:

(a) The Excess Cash Flow Account is maintained at __________________________, and the Excess Cash Flow Account number is ________________________.

(b) The account control agreement required by the Loan Agreement for the Excess Cash Flow Account has been obtained and provided to Agent Lender and is dated ____________________.

(c) The Lessor Contribution Account is maintained at __________________________, and the Lessor Contribution Account number is ________________________.

(d) The account control agreement required by the Loan Agreement with respect to the Lessor Contribution Account has been obtained and provided to Agent Lender and is dated ____________________.

(e) The Operating Account is maintained at __________________________, and the Operating Account number is ________________________.

(f) The account control agreement required by the Loan Agreement with respect to the Operating Account has been obtained and provided to Agent Lender and is dated ____________________.

13. The undersigned represents and warrants to Lenders that the undersigned or other appropriate representations of Borrower have reviewed the provisions of the Loan Agreement and that a review of the activities of Borrower during the period from the date of the last Request for Advance through the date of this Request for Advance has been made by or under the supervision of the undersigned or other appropriate representations of Borrower with a view to determining whether Borrower has kept, observed, performed and fulfilled all of its obligations under the Loan Agreement. Borrower hereby represents and warrants to Lenders, knowing that Lenders will rely on such representations and warranties as a condition to making any Advance requested hereby that:

(a) The representations and warranties made by the Borrower in the Loan Agreement and all other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof;

(b) No Default or Event of Default has occurred and/or is continuing;

(c) All completed construction for each Project is substantially in accordance with the Plans and Specifications for such Project and materially comply with all governmental laws, ordinances and requirements;

(d) All construction and nonconstruction costs for the payment of which the Lenders have previously made Advances for the Project have in fact been paid or such funds remain available pending payment in the Disbursement Account;

(e) As of the date of such Advance, the Borrower has no defenses, equities or setoffs with respect to the Loan Obligations;

(f) The Project Development Budget for the Project and all other Projects previously approved by the Lenders remain true, accurate and complete in all material respects and include all costs required to develop the Projects.

14. Borrower certifies that all information set forth in this Request for Advance is true, complete, and accurate.

[Remainder of Page Intentionally Left Blank]

Certified as true and correct and executed this ______ day of __________________, 20___ by an Authorized Representative of Borrower.

IPIC-GOLD CLASS ENTERTAINMENT, LLC

By:
Print Name:
Its:

*	Attach Advance Request Calculation and Project Cost Summary with Request as Schedule 1.

*	Attach other supporting information as listed for Advance request.

Schedule 3

Remaining Construction Project Budgets

See Attached

Pasadena, CA

August 22, 2017

		Leasable SF
	Theater	12,667 SF
	Restaurant
	TOTAL	12,667 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$0	$0.00
GC work	$225,119	$17.77
Millwork	Included	Included
Permits & Fees	$0	$0.00
TOTAL TENANT CONSTRUCTION	$225,119	$17.77

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	$0	$0.00
Auditoriums	$829,577	$65.49
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$0	$0.00
Furniture, Smallwares and other	$0	$0.00
Signage	$0	$0.00
IT	$0	$0.00
TOTAL FF&E	$829,577	$65.49

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$0	$0.00
Contingency	$100,058	$7.90
Administration	$0	$0.00
SUBTOTAL OTHER COSTS	$100,058	$7.90

TOTAL PROJECT BUDGET	$1,154,754	$91.16

Redmond, WA Theater Remodel

November 21, 2017

		Leasable SF
	Theater	19,978 SF
	Restaurant
	TOTAL	19,978 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$0	$0.00
GC work	$825,550	$41.32
Millwork	Included	Included
Permits & Fees	$139,846	$7.00
TOTAL TENANT CONSTRUCTION	$965,396	$48.32

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	$0	$0.00
Auditoriums	$1,362,690	$68.21
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$0	$0.00
Furniture, Smallwares and other	$0	$0.00
Signage	$0	$0.00
IT	$0	$0.00
TOTAL FF&E	$1,362,690	$68.21

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$0	$0.00
Contingency	$232,809	$11.65
Pre-Paid License / fees	$82,555	$4.13
SUBTOTAL OTHER COSTS	$315,364	$15.79

PROJECT BUDGET	$2,643,449	$132.32

Fairview Theater Remodel 2018

Revised 11/28/2017

		Leasable SF
	Theater	29,394 SF
	Restaurant
	TOTAL	29,394 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$0	$0.00
GC work	$688,076	$23.41
Millwork	Included	Included
Permits & Fees	$205,758	$7.00
TOTAL TENANT CONSTRUCTION	$893,834	$30.41

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	$0	$0.00
Auditoriums	$1,675,358	$57.00
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$0	$0.00
Furniture, Smallwares and other	$0	$0.00
Signage	$0	$0.00
IT	$0	$0.00
TOTAL FF&E	$1,675,358	$57.00

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$0	$0.00
Contingency	$256,919	$8.74
Pre-Paid License / fees	$56,766	$1.93
SUBTOTAL OTHER COSTS	$313,686	$10.67

PROJECT BUDGET	$2,882,878	$98.08

Austin Theater Remodel 2018

Revised 02/19/18

		Leasable SF
	Theater	26,776 SF
	Restaurant
	TOTAL	26,776 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$0	$0.00
GC work	$652,125	$24.35
Millwork	Included	Included
Permits & Fees	$107,104	$4.00
TOTAL TENANT CONSTRUCTION	$759,229	$28.35

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	$0	$0.00
Auditoriums	$1,646,765	$61.50
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$0	$0.00
Furniture, Smallwares and other	$180,000	$6.72
Signage	$0	$0.00
IT	$0	$0.00
TOTAL FF&E	$1,826,765	$68.22

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$0	$0.00
Contingency	$245,979	$9.19
Pre-Paid License / fees	$53,800	$2.01
SUBTOTAL OTHER COSTS	$299,780	$11.20

PROJECT BUDGET	$2,885,774	$107.77

Scottsdale, AZ Theater Remodel

December 12, 2017

		Leasable SF
	Theater	25,975 SF
	Restaurant
	TOTAL	25,975 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$0	$0.00
GC work	$851,602	$32.79
Millwork	$0	Included
Permits & Fees	$155,850	$6.00
TOTAL TENANT CONSTRUCTION	$1,007,452	$38.79

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	$0	$0.00
Auditoriums	$1,566,259	$60.30
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$0	$0.00
Furniture, Smallwares and other	$0	$0.00
Signage	$0	$0.00
IT	$0	$0.00
TOTAL FF&E	$1,566,259	$60.30

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$171,300	$6.59
Contingency	$205,897	$7.93
Administration	$0	$0.00
SUBTOTAL OTHER COSTS	$377,197	$14.52

TOTAL PROJECT BUDGET	$2,950,907	$113.61

4th & 5th DELRAY - THEATER

May 9, 2017

	May 9, 2017
	Rentable SF =	44,950 SF
Budget Categories	Total	Per SF
TENANT CONSTRUCTION
Tenant Construction	7,471,589	166.22
Permits & Fees	632,175	14.06
TOTAL TENANT CONSTRUCTION	$8,103,764	$180.28

FURNITURE, FIXTURES, & EQUIPMENT
AV Package I Displays	368,176	8.19
Auditoriums	2,697,371	60.01
Projection Booth	1,124,878	25.03
Restaurant, Bar and Concession Equipment	1,545,000	34.37
Furniture, Smallwares and other	549,487	12.22
Signage	227,370	5.06
IT	480,213	10.68
TOTAL FF&E	$6,992,496	$155.56

PRE-OPENING AND SOFT COSTS
Pre-Opening Unit Labor	500,000	11.12
Pre-Opening Training Labor	140,000	3.11
Pre-Opening Inventory	150,000	3.34
Pre-Opening Marketing	400,000	8.90
Soft Costs	160,000	3.56
Pre-Paid License / fees	106,500	2.37
TOTAL PRE-OPENING AND SOFT COSTS	$1,456,500	$32.40

OTHER COSTS
Loan Closing	150,000	3.34
Legal - Lease and Licensing	50,000	1.11
Contingency	1,312,299	29.19
SUBTOTAL OTHER COSTS	$1,512,299	$33.64

TOTAL PROJECT BUDGET	$18,065,060	$401.69

LandLord Contribution	$5,234,133	$116.44
Total Project Cost	$12,830,927	$285.45

Boca Raton - 2019 Theater & Tanzy Remodel

June 27, 2018

		Leasable SF
	Theater	38,310 SF
	Restaurant	9,633 SF
	TOTAL	47,943 SF
Budget Categories	Total Cost	Cost Per Leasable SF
TENANT CONSTRUCTION
Tenant Construction	$186,417	$3.89
GC work	$925,505	$19.30
Millwork	Included	Included
Permits & Fees	$315,420	$6.58
TOTAL TENANT CONSTRUCTION	$1,427,342	$29.77

FURNITURE, FIXTURES, & EQUIPMENT
AV Package I Displays	$11,449	$0.24
Auditoriums	$1,839,489	$38.37
Projection Booth	$0	$0.00
Restaurant, Bar and Concession Equipment	$214,000	$4.46
Furniture, Smallwares and other	$263,124	$5.49
Signage	$5,700	$0.12
IT	$0	$0.00
TOTAL FF&E	$2,333,762	$48.68

NON-FINANCEABLE SOFT COSTS
Pre-Opening Unit Labor	$47,685	$0.99
Pre-Opening Training Labor	$0	$0.00
Pre-Opening Inventory	$0	$0.00
Pre-Opening Marketing	$0	$0.00
Soft Costs	$0	$0.00
Pre-Paid License I fees	$0	$0.00
TOTAL SOFT COSTS	$47,685	$0.99

OTHER COSTS
Loan Closing	$0	$0.00
Legal - Lease and Licensing	$0	$0.00
Contingency	$340,286	$7.10
Administration	$0	$0.00
SUBTOTAL OTHER COSTS	$340,286	$7.10

TOTAL PROJECT BUDGET	$4,149,075	$86.54

Budget Summary

Irvine, CA - Park Place

Updated	3/21/2018
Total Buildable SF	27,589
# of Theaters	6
Restaurant SF	4,400
Theater SF	23,189

		Cost per SF
TENANT CONSTRUCTION
Tenant Construction	5,972,632	216.49
Shell Construction incl. Demo, Seismic Upgrade, Façade, Mezzanine	2,910,088	105.48
Webcam Monitoring During Const.	15,000	0.54
Perm its & Fees	659,013	23.89
TOTAL TENANT CONSTRUCTION	$9,556,733	$346.40

FURNITURE, FIXTURES, & EQUIPMENT
AV Package / Displays	179,762	6.52
Auditoriums	1,944,937	70.50
Projection Booth	557,881	20.22
Restaurant, Bar and Concession Equipment	811,046	29.40
Furniture, Smallwares and Other	610,253	22.12
Signage	204,215	7.40
IT	407,249	14.76
TOTAL FF&E	$4,715,344	$170.91

PRE-OPENING
Pre-Opening Unit Labor	313,000	11.35
Pre-Opening Training Labor	132,040	4.79
Pre-Opening Inventory	75,000	2.72
Pre-Opening Marketing	315,000	11.42
Soft Costs	343,845	12.46
Pre-Paid License /fees	22,000	0.80
TOTAL PRE-OPENING	$1,200,885	$43.53

OTHER COSTS
Loan Closing	65,000	2.36
Other Legal	205,950	7.46
Contingency	1,427,208	51.73
SUBTOTAL OTHER COSTS	$1,698,158	$61.55

TOTAL PROJECT BUDGET	$17,171,120	$622

LandLord Contribution	$4,800,000	$173.98
Total Project Cost	$12,371,120	$448.41